EXHIBIT 3.1
\
                           AMENDED AND RESTATED BYLAWS

                                       OF

                                   uWink, Inc.
                               A Utah Corporation

                               Organized Under the
                              Utah Revised Business
                                 Corporation Act

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

                      INDEX TO AMENDED AND RESTATED BYLAWS

                                       OF

                                   UWINK, INC.

                                                                                                            Page

ARTICLE I OFFICES.............................................................................................1
   Section 1.01 Business Offices..............................................................................1
   Section 1.02 Principal Office..............................................................................1
   Section 1.03 Registered Office.............................................................................1

ARTICLE II SHAREHOLDERS.......................................................................................1
   Section 2.01 Annual Meeting................................................................................1
   Section 2.02 Special Meetings..............................................................................2
   Section 2.03 Place of Meetings.............................................................................2
   Section 2.04 Notice of Meetings............................................................................2
   Section 2.05 Fixing of Record Date.........................................................................3
   Section 2.06 Shareholder List for Meetings.................................................................4
   Section 2.07 Shareholder Quorum and Voting Requirements....................................................4
   Section 2.08 Increasing Quorum or Voting Requirements......................................................5
   Section 2.09 Proxies.......................................................................................5
   Section 2.10 Voting of Shares..............................................................................5
   Section 2.11 Corporation's Acceptance of Votes.............................................................6
   Section 2.12 Action Without a Meeting......................................................................7
   Section 2.13 Meetings by Telecommunication.................................................................8
   Section 2.14 Voting Trusts and Agreements..................................................................8
   Section 2.15 Voting for Directors..........................................................................8
   Section 2.16 Maintenance of Records and Shareholder Inspection Rights......................................8
   Section 2.17 Financial Statements and Share Information....................................................9
   Section 2.18 Dissenters' Rights............................................................................9
   Section 2.19 Shares Held by Nominees......................................................................10

ARTICLE III BOARD OF DIRECTORS...............................................................................10
   Section 3.01 General Powers...............................................................................10
   Section 3.02 Number, Tenure and Qualifications............................................................10
   Section 3.03 Resignation..................................................................................10
   Section 3.04 Removal......................................................................................11
   Section 3.05 Vacancies....................................................................................11
   Section 3.06 Regular Meetings.............................................................................11
   Section 3.07 Special Meetings.............................................................................11
   Section 3.08 Place of Meetings -- Meetings by Telephone...................................................11
   Section 3.09 Notice of Meetings...........................................................................12
   Section 3.10 Waiver of Notice.............................................................................12
   Section 3.11 Quorum and Manner of Acting..................................................................12
   Section 3.12 Action Without a Meeting.....................................................................13


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

   Section 3.13 Altering Quorum or Voting Requirements.......................................................13
   Section 3.14 Compensation.................................................................................13
   Section 3.15 Committees...................................................................................13
   Section 3.16 Standards of Conduct.........................................................................14
   Section 3.17 Limitation of Liability......................................................................14
   Section 3.18 Liability for Unlawful Distributions.........................................................15
   Section 3.19 Conflicting Interest Transactions............................................................15

ARTICLE IV OFFICERS..........................................................................................15
   Section 4.01 Number and Qualifications....................................................................15
   Section 4.02 Appointment and Term of Office...............................................................15
   Section 4.03 Removal and Resignation of Officers..........................................................16
   Section 4.04 Authority and Duties.........................................................................16
   Section 4.05 Surety Bonds.................................................................................17
   Section 4.06 Compensation.................................................................................17

ARTICLE V STANDARDS OF CONDUCT FOR OFFICERS AND DIRECTORS....................................................18
   Section 5.01 Standards of Conduct.........................................................................18
   Section 5.02 Reliance on Information and Reports..........................................................18
   Section 5.03 Limitation on Liability......................................................................18

ARTICLE VI INDEMNIFICATION...................................................................................19
   Section 6.01 Indemnification of Directors.................................................................19
   Section 6.02 Advance Expenses for Directors...............................................................20
   Section 6.03 Indemnification of Officers, Employees, Fiduciaries, and Agents..............................20
   Section 6.04 Insurance....................................................................................20
   Section 6.05 Scope of Indemnification.....................................................................21
   Section 6.06 Other Rights and Remedies....................................................................21
   Section 6.07 Severability.................................................................................21

ARTICLE VII STOCK............................................................................................21
   Section 7.01 Issuance of Shares...........................................................................21
   Section 7.02 Certificates for Shares; Shares Without Certificates.........................................22
   Section 7.03 Restrictions on Transfer of Shares Permitted.................................................23
   Section 7.04 Acquisition of Shares by the Corporation.....................................................23

ARTICLE VIII AMENDMENTS TO BYLAWS............................................................................24
   Section 8.01 Authority to Amend...........................................................................24
   Section 8.02 Bylaw Changing Quorum or Voting Requirement for Shareholders.................................24
   Section 8.03 Bylaw Changing Quorum or Voting Requirement for Directors....................................24

ARTICLE IX MISCELLANEOUS.....................................................................................25
   Section 9.01 Corporate Seal...............................................................................25
   Section 9.02 Fiscal Year..................................................................................25


                                       ii
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                           AMENDED AND RESTATED BYLAWS


                                       OF

                                   UWINK, INC.

    APPROVED BY RESOLUTION OF THE BOARD OF DIRECTORS DATED DECEMBER 4, 2003.


                                    ARTICLE I

                                     OFFICES

      Section 1.01 Business Offices. The corporation may have such offices as the Board of Directors may from time to time determine or as the business of the corporation may from time to time require.

      Section 1.02 Principal Office. The principal office of the corporation shall be located at any place either within or outside Utah as may be designated in the most recent document on file with the Utah Department of Commerce, Division of Corporations and Commercial Code (the "Division") providing information regarding the principal office of the corporation. The corporation shall maintain at its principal office a copy of such corporate records as may be required by Section 1601 of the Utah Revised Business Corporation Act (the "Act") and Section 2.16 of these bylaws.

      Section 1.03 Registered Office. The registered office of the corporation required by Section 501 of the Act to be maintained in Utah shall be the registered office as originally so designated in the corporation's articles of incorporation or subsequently designated as the corporation's registered office in the most recent document on file with the Division providing such information. The corporation shall maintain a registered agent at the registered office, as required by Section 501 of the Act. The registered office and registered agent may be changed from time to time as provided in Sections 502 and 503 of the Act.

                                   ARTICLE II

                                  SHAREHOLDERS

      Section 2.01 Annual Meeting. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors. However, if the day fixed for the annual meeting is a legal holiday in Utah, then the meeting shall be held at the same time and place on the next succeeding business day. At the meeting, directors shall be elected and any other proper business may be transacted. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a meeting of the shareholders as soon thereafter as may be convenient. Failure to hold an annual meeting as required by these bylaws shall not affect the validity of any corporate action or work a forfeiture or dissolution of the corporation. (Section 701 of the Act).

      Section 2.02 Special Meetings. Special meetings of the shareholders may be called at any time by the Board of Directors, by such officers or persons as may be authorized by the Bylaws to call a special meeting, or by the holders of shares representing at least ten percent (10%) of all the votes entitled to be cast on any issue proposed to be considered at the meeting, all in accordance with Section 702 of the Act.

      Section 2.03 Place of Meetings. Each annual or special meeting of the shareholders shall be held at such place, either within or outside Utah, as may be designated by the Board of Directors. In the absence of any such designation, meetings shall be held at the principal office of the corporation. (Sections 701 and 702 of the Act).

      Section 2.04 Notice of Meetings.

            (a) Required Notice. The corporation shall give notice to shareholders of the date, time, and place of each annual and special meeting of shareholders no fewer than ten (10) nor more than sixty (60) days before the meeting date, in accordance with the requirements of Sections 103 and 705 of the Act. Unless otherwise required by law or the articles of incorporation, the corporation is required to give the notice only to shareholders entitled to vote at the meeting. The notice requirement will be excused under certain circumstances with respect to shareholders whose whereabouts are unknown, as provided in Section 705(5) of the Act.

            If the proposed corporate action creates dissenters' rights, the notice must be sent to all shareholders of the corporation as of the applicable record date, whether or not they are entitled to vote at the meeting (Section 1320(1) of the Act).

            (b) Contents of Notice. The notice of each special meeting must include a description of the purpose or purposes for which the meeting is called (see Section 702(4) of the Act). Except as provided in this Section 2.04(b), or as otherwise required by the Act, other applicable law, or the articles of incorporation, notice of an annual meeting need not include a description of the purpose or purposes for which the meeting is called.

            If a purpose of any shareholder meeting is to consider: (1) a proposed amendment to the articles of incorporation (Section 1003(4) of the
Act); (2) a plan of merger or share exchange (Section 1103(4) of the Act); (3) the sale, lease, exchange or other disposition of all, or substantially all of the corporation's property (Section 1202(5) of the Act); (4) the dissolution of the corporation (Section 1402(4) of the Act); or (5) the removal of a director (Section 808(4) of the Act), the notice must so state and be accompanied by a copy or summary of the transaction documents, as set forth in the above-referenced sections of the Act.

            If the proposed corporate action creates dissenters' rights, the notice must state that shareholders are, or may be, entitled to assert dissenters' rights, and must be accompanied by a copy of Part 13 of the Act (see
Section 1320(1) of the Act).

            (c) Adjourned Meeting. If any annual or special meeting of shareholders is adjourned to a different date, time or place, then subject to the requirements of the following sentence notice need not be given of the new date, time and place if the new date, time and place are announced at the meeting before adjournment. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is or must be fixed under Section 707 of the Act and Section 2.05 of these bylaws, notice of the adjourned meeting must be given pursuant to the requirements of paragraph 2.04(a) of these bylaws to shareholders of record entitled to vote at the meeting, as provided in Section 705(4)(b) of the Act.

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            (d) Waiver of Notice.  A shareholder may waive notice of any meeting
(or any other notice required by the Act, the articles of incorporation or these bylaws) by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice as the date and time when any action will occur), for inclusion in the minutes or filing with the corporation records. A shareholder's attendance at a meeting: (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice; and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented. (Section 706 of the Act).

      Section 2.05 Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to: (i) notice of or to vote at any meeting of shareholders or any adjournment thereof; (ii) take action without a meeting; (iii) demand a special meeting; (iv) receive payment of any distribution or share dividend; or (v) take any other action, the board of directors may fix in advance a date as the record date (as defined in Section 102(28) of the Act) for one or more voting groups. As provided in Section 707(3) of the Act, a record date fixed pursuant to such section may not be more than 70 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is otherwise fixed by the board as provided herein, then the record date for the purposes set forth below shall be the close of business on the dates indicated:

            (a) With respect to a determination of shareholders entitled to notice of and to vote at an annual or special meeting of shareholders, the day before the first notice is delivered to shareholders (see Section 707(2) of the Act);

            (b) With respect to a determination of shareholders entitled to demand a special meeting of shareholders pursuant to Section 702(1)(b) of the Act, the later of (i) the earliest date of any of the demands pursuant to which the meeting is called, and (ii) the date that is sixty days prior to the date the first of the written demands pursuant to which the meeting is called is received by the corporation (see Section 702(2) of the Act);

            (c) With respect to a determination of shareholders entitled to a share dividend, the date the board authorizes the share dividend (see Section 623(3) of the Act);

            (d) With respect to a determination of shareholders entitled to take action without a meeting (pursuant to Section 2.12 of these bylaws and Section 704 of the Act) or entitled to be given notice of an action so taken, the date the first shareholder delivers to the corporation a writing upon which the action is taken (see Section 704(6) of the Act); and

            (e) With respect to a determination of shareholders entitled to a distribution (other than one involving a purchase or reacquisition of shares for which no record date is necessary), the date the board of directors authorizes the distribution (see Section 640(2) of the Act).

            A determination of shareholders entitled to notice of or to vote at any meeting of shareholders is effective for any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting (see Section 707(4) of the Act).

      Section 2.06 Shareholder List for Meetings. The officer or agent having charge of the stock transfer books for shares of the corporation shall prepare a list of the names of all shareholders entitled to be given notice of, and to vote at, each meeting of shareholders, in compliance with the requirements of
Section 720 of the Act. The list must be arranged by voting group and within each voting group by class or series of shares. The list must be in alphabetical order within each class or series of shares and must show the address of, and the number of shares held by, each shareholder. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of (i) ten days before the meeting for which the list was prepared, or (ii) two business days after notice of the meeting is given, and continuing through the meeting and any adjournments thereof. The list must be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held. A shareholder or a shareholder's agent or attorney is entitled on written demand to the corporation, and subject to the provisions of Sections 720, 1602 and 1603 of the Act, to inspect and copy the list during regular business hours, during the period it is available for inspection. The list is to be available at the meeting for which it was prepared, and any shareholder or any shareholder's agent or attorney is entitled to inspect the list at any time during the meeting for any purpose germane to the meeting. The shareholder list is to be maintained in written form or in another form capable of conversion into written form within a reasonable time (see Section 1601(4) of the Act).

      Section 2.07 Shareholder Quorum and Voting Requirements. If the articles of incorporation or the Act provides for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

      Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of such shares exists with respect to that matter. Unless the articles of incorporation, a bylaw adopted pursuant to
Section 2.08 hereof, or the Act provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that group for action on that matter.

      If the articles of incorporation or the Act provides for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. One voting group may vote on a matter even though another voting group entitled to vote on the matter has not voted.

      Once a share is represented for any purpose at a meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting, unless a new record date is or must be set for the adjourned meeting.

      If a quorum exists, action on a matter (other than the election of directors) by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the articles of incorporation, a bylaw adopted pursuant to
Section 2.08 hereof, or the Act requires a greater number of affirmative votes. (See Sections 725 and 726 of the Act). Those matters as to which the Act provides for a special voting requirement, typically requiring the vote of a majority of all votes entitled to be cast, or a majority of all voting shares within each voting group which is entitled to vote separately, include certain amendments to the articles of incorporation, mergers, sales of substantially all corporate assets, and dissolution of the corporation.

      Section 2.08  Increasing  Quorum or Voting  Requirements.  As specified in
Section 727 of the Act, the articles of incorporation may provide for a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is provided for by the Act. An amendment to the articles of incorporation that changes or deletes a greater quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect. Pursuant to Section 1021 of the Act, if authorized by the articles of incorporation, the shareholders may adopt, amend, or repeal a bylaw that fixes a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is required by the Act. Any such action is subject to the provisions of Part 7 of the Act. A bylaw that fixes a greater quorum or voting requirement for shareholders as set forth in the preceding sentence may not be adopted, amended, or repealed by the board of directors.

      Section 2.09 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy. A shareholder may appoint a proxy by signing an appointment form, either personally or by the shareholder's attorney-in-fact, or by any of the other means set forth in Section 722 of the Act. A proxy appointment is valid for eleven months unless a longer period is expressly provided in the appointment form. The effectiveness and revocability of proxy appointments are governed by Section 722 of the Act.

      Section 2.10 Voting of Shares. Unless otherwise provided in the articles of incorporation, in Section 721 of the Act, or other applicable law, each outstanding share, regardless of class, is entitled to one vote, and each fractional share is entitled to a corresponding fractional vote, on each matter voted on at a shareholders' meeting. Only shares are entitled to vote.

      Except as otherwise  provided by specific court order as  contemplated  by
Section 721(2) of the Act, shares of this corporation are not entitled to be voted or to be counted in determining the total number of outstanding shares eligible to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and this corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation. The prior sentence shall not limit the power of the corporation to vote any shares, including its own shares, held by it in a fiduciary capacity. Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

      Section 2.11 Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder, as provided in Section 724 of the Act.

      If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if: (a) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

            (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

            (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

            (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation;

            (e) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries and the person signing appears to be acting on behalf of all co-tenants or fiduciaries; or

            (f) the acceptance of the vote, consent, waiver, proxy appointment, or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with the provisions of Section 724 of the Act.

            If shares are registered in the names of two or more persons, whether fiduciaries, members of a partnership, co-tenants, husband and wife as community property, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons, including proxyholders, have the same fiduciary relationship respecting the same shares, then unless the secretary of the corporation or other officer or agent entitled to tabulate votes is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the effects set forth in Section 724(3) of the Act.

      The corporation is entitled to reject a vote, consent, waiver, proxy appointment, or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

      The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment, or proxy appointment revocation in good faith and in accordance with the standards of Section 724 of the Act are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

      Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment, or proxy appointment revocation under this section and Section 724 of the Act is valid unless a court of competent jurisdiction determines otherwise.

      Section 2.12 Action Without a Meeting. Unless otherwise provided in the articles of incorporation, and subject to the provisions of Section 704 of the Act, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having no less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by the approval. Such notice shall meet the requirements of, and be delivered to all shareholders identified in, Section 704(2) of the Act.

      Any shareholder giving a written consent, or the shareholder's proxyholder, personal representative or transferee may revoke a consent by a signed writing describing the action and stating that the shareholder's prior consent is revoked, if the writing is received by the corporation prior to the effectiveness of the action, as provided in Section 704(3) of the Act.

      An action taken by written consent of the shareholders as provided herein is not effective unless all written consents on which the corporation relies for the taking of the action are received by the corporation within a sixty day period. An action so taken is effective as of the date the last written consent necessary to effect the action is received by the corporation, unless all of the written consents necessary to effect the action specify a later date as the effective date of the action, in which case the later date shall be the effective date of the action.

      Unless otherwise provided in these bylaws, the written consents may be received by the corporation by electronically transmitted facsimile or other form of communication providing the corporation with a complete copy thereof, including a copy of the signature thereto.

      Notwithstanding the other provisions of this bylaw, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

      As set forth in Section 2.05(d) above, if not otherwise determined as permitted by the Act and these bylaws, the record date for determining shareholders entitled to take action without a meeting or entitled to be given notice of any action so taken is the date the first shareholder delivers to the corporation a writing upon which the action is taken.

      An action taken by written consent of the shareholders as provided herein has the same effect as action taken at a meeting of shareholders, and may be so described in any document.

      Section 2.13 Meetings by Telecommunication. As permitted by Section 708 of the Act, unless otherwise provided in these bylaws, any or all of the shareholders may participate in an annual or special meeting of shareholders by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting can hear each other during the meeting. A shareholder participating in a meeting by this means is considered to be present in person at the meeting.

      Section 2.14 Voting Trusts and Agreements. Voting trusts and agreements may be entered into among the shareholders in compliance with the requirements of Sections 730, 731 and 732 of the Act.

      Section 2.15 Voting for Directors. Unless otherwise provided in the articles of incorporation or the Act, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, in accordance with the requirements and procedures set forth in Section 728 of the Act. Cumulative voting is permitted only if specifically provided in the articles of incorporation.

      Section 2.16 Maintenance of Records and Shareholder Inspection Rights.

            (a) Corporate Records. As required by Section 1601 of the Act, the corporation shall keep as permanent records minutes of all meetings of its shareholders and board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken on behalf of the corporation by a committee of the board of directors in place of the board of directors, and a record of all waivers of notices of meetings of shareholders, meetings of the board of directors, or any meetings of committees of the board of directors. The corporation shall also maintain appropriate accounting and shareholder records as required by the statute. The corporation shall keep at its principal office those corporate records and documents identified in Section 1601(5) of the Act and listed in the following paragraph.

            (b) Inspection Rights of Records Required at Principal Office. Pursuant to Section 1602(1) of the Act, a shareholder or director of the corporation (or such person's agent or attorney) who gives the corporation written notice of the demand at least five business days before the proposed inspection date, has the right to inspect and copy, during regular business hours, any of the following records, all of which the corporation is required to keep at its principal office:

                  (i) its articles of incorporation as then in effect;

                  (ii) its bylaws as then in effect;

                  (iii) the minutes of all shareholders' meetings, and records of all actions taken by shareholders without a meeting, for the past three years;

                  (iv) all written communications within the past three years to shareholders as a group or to the holders of any class or series of shares as a group;

                  (v) a list of the names and addresses of its current officers and directors;

                  (vi) its most recent annual report delivered to the Division; and

                  (vii) all financial statements prepared for periods ending during the last three years that a shareholder could request under Section 1605 of the Act.

            (c) Conditional Inspection Rights. In addition to the inspection rights set forth in paragraph (b) above, as provided in Section 1602(2) of the Act, a shareholder or director of the corporation (or such person's agent or attorney) who gives the corporation a written demand in good faith and for a proper purpose at least five business days before the requested inspection date, and describes in the demand with reasonable particularity the records proposed to be inspected and the purpose of the inspection, is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation:

                  (i) excerpts from minutes of meetings of, and from actions taken by, the shareholders, the board of directors, or any committees of the board of directors, to the extent not subject to inspection under paragraph (b) of this Section 2.16;

                  (ii) accounting records of the corporation; and

                  (iii) the record of shareholders (compiled no earlier than the date of the demand for inspection).

      For the purposes of paragraph (c), a proper purpose means a purpose reasonably related to the demanding party's interest as a shareholder or director. A party may not use any information obtained through the inspection or copying of records permitted by this paragraph (c) for any purposes other than those set forth in a proper demand as described above, and the officers of the corporation are authorized to take appropriate steps to ensure compliance with this limitation.

      Section 2.17 Financial Statements and Share Information. Upon the written request of any shareholder, the corporation shall mail to the requesting shareholder:

                  (i) its most recent annual or quarterly financial statements showing in reasonable detail its assets and liabilities and the results of its operations, as required by Section 1605 of the Act; and

                  (ii) the information specified by Section 625(3) of the Act, regarding the designations, preferences, limitations, and relative rights applicable to each class and series of shares of the corporation, and the authority of the board of directors to determine variations for any existing or future class or series, as required by Section 1606 of the Act.

      Section 2.18 Dissenters' Rights. Each shareholder of the corporation shall have the right to dissent from, and obtain payment of the fair value of shares held by such shareholder in the event of, any of the corporate actions identified in Section 1302 of the Act or otherwise designated in the articles of incorporation, these bylaws, or in a resolution of the board of directors.

      Section 2.19 Shares Held by Nominees. As provided in Section 723 of the Act, the Board of Directors is authorized to establish for the corporation from time to time such procedures as the directors may determine to be appropriate, by which the beneficial owner of shares that are registered in a nominee is recognized by the corporation as a shareholder.

                                   ARTICLE III

                               BOARD OF DIRECTORS

      Section 3.01 General Powers. As provided in Section 801 of the Act, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of board of directors, subject to any limitation set forth in the articles of incorporation or in a shareholder agreement permitted by Section 732 of the Act.

      Section 3.02 Number, Tenure and Qualifications. Unless otherwise specifically provided in the articles of incorporation, and subject to the provisions of Section 803 of the Act, the number of directors of the corporation shall be not less than 3 nor more than 7. The exact number of directors shall be 3, until changed, within the limits specified above, by a bylaw amending this
Section 3.2 duly adopted by the board of directors or the shareholders. The indefinite number or range of directors may be changed, or a definite number may be fixed without the provision for an indefinite number, by a duly adopted amendment to the articles of incorporation or by an amendment to this bylaw duly approved by the outstanding shares entitled to vote.

      Each director shall hold office until the next annual meeting of shareholders (unless the articles of incorporation provide for staggering the terms of directors as permitted by Section 806 of the Act) or until removed. However, a director whose term expires shall continue to serve until such director's successor shall have been elected and qualified or until there is a decrease in the authorized number of directors. No decrease in the authorized number of directors shall have the effect of shortening the term of any incumbent director. Unless required by the articles of incorporation, directors do not need to be residents of Utah or shareholders of the corporation.

      If the articles of incorporation authorize dividing the shares into classes or series, the articles of incorporation may also authorize the election of all or a specified number or portion of directors by the holders of one or more authorized classes or series of shares, as provided in Section 804 of the Act. A class or series of shares entitled to elect one or more directors is a separate voting group for purposes of the election of directors.

      Section 3.03 Resignation. Any director may resign at any time by giving a written notice of resignation to the corporation. A director's resignation is effective when the notice is received by the corporation, or on such later date as may be specified in the notice of resignation. (Section 807 of the Act).

      Section 3.04 Removal. The shareholders may remove one or more directors at a meeting called for that purpose, as contemplated by Section 808 of the Act, if the meeting notice states that a purpose of the meeting is such removal. The removal may be with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove the director. If the articles of incorporation provide for cumulative voting for the election of directors, a director may not be removed if a number of votes sufficient to elect the director under such cumulative voting is voted against removal. If cumulative voting is not in effect, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast against removal.

      Section 3.05 Vacancies. Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the vacancy may be filled by the shareholders or the board of directors (as provided in Section 810 of the Act). If the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

      t 6 0 If the vacant office was held or is to be held by a director elected by a voting group of shareholders, only the holders of the shares of that voting group are entitled to vote to fill the vacancy if it is filled by the shareholders. If such vacancy is to be filled by the directors and one or more of the other directors elected by the same voting group are serving, only they are entitled to vote to fill the vacancy.

      A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date or otherwise) may be filled before the vacancy occurs, but the new director may not take office until the vacancy occurs.

      The terms of directors elected to fill vacancies generally expire at the next annual shareholders' meeting. If a new director is elected to fill a vacancy in a position having a term extending beyond the date of the next annual meeting of shareholders, the term of such new director is governed by Section 805(4) of the Act.

      Section 3.06 Regular Meetings. Regular meetings of the board of directors may be held without notice of the date, time, place or purposes of the meetings, if the times of such meetings are fixed by resolution of the board of directors. (Section 820 of the Act)

      Section 3.07 Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or any one director. The person or persons authorized to call special meetings of the board of directors may fix the time and place of the meetings so called. (Section 820 of the Act)

      Section 3.08 Place of Meetings -- Meetings by Telephone. The board of directors may hold regular or special meetings in or out of the State of Utah. Unless the articles of incorporation or bylaws provide otherwise, the board of directors may permit any or all directors to participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may hear each other during the meeting (Section 820(2) of the Act).

      Section 3.09 Notice of Meetings. Unless the articles of incorporation, bylaws, or the Act provide otherwise, regular meetings of the board may be held without notice of the date, time, place, or purposes of the meeting. Unless the articles of incorporation or bylaws provide for a longer or shorter period, special meetings of the board of directors must be preceded by at two days' notice of the date, time, and place of the meeting. The notice need not describe the purpose of the special meeting unless required by the articles of incorporation, bylaws, or the Act. (Section 822 of the Act)

      The giving of notice of any meeting, shall be governed by the rules set forth in Section 103 of the Act.

      Section 3.10 Waiver of Notice. Any director may waive notice of any meeting before or after the date of the meeting, as provided in Section 823 of the Act. Except as provided in the next sentence, the waiver must be in writing, signed by the director entitled to the notice, and delivered to the corporation for filing with the corporate records (but delivery and filing are not conditions to its effectiveness). A director's attendance at or participation in a meeting waives any required notice to the director of the meeting unless the director at the beginning of the meeting, or promptly upon the director's arrival, objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice, and does not thereafter vote for or assent to action taken at the meeting.

      Section 3.11 Quorum and Manner of Acting. As set forth in Section 824 of the Act, unless the articles of incorporation or these bylaws establish a different quorum requirement, a quorum of the board of directors consists of a majority of the number of directors fixed or prescribed in accordance with these bylaws, except that if a variable-range board is permitted by these bylaws and no resolution prescribing the exact number within the permitted range is in effect, then a quorum consists of a majority of the number of directors in office immediately before the meeting. The articles of incorporation or bylaws may authorize a quorum of the board of directors to consist of no fewer than one-third of the fixed or prescribed number of directors. Any adjustment of the then applicable quorum requirement is subject to the provisions of Section 1022 of the Act and Section 3.13 of these bylaws.

      The affirmative vote of a majority of directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the board of directors, unless the articles of incorporation, bylaws, or the Act require the vote of a greater vote of directors. Any action to change the percentage of directors needed to take action is subject to the provisions of Section 1022 of the Act and Section 3.13 of these bylaws.

      As set forth in Section 824(4) of the Act, a director who is present at a meeting of the board of directors when corporate action is taken is considered to have assented to the action taken at the meeting unless:

                  (i) the director objects at the beginning of the meeting (or promptly upon arrival) to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting;

                  (ii)  the  director   contemporaneously   requests  that  such
director's dissent or abstention as to any specific action be entered into the minutes of the meeting; or

                  (iii) the director causes written notice of a dissent or abstention as to any specific action to be received by the presiding officer of the meeting before adjournment of the meeting or by the corporation promptly after adjournment of the meeting. The right of dissent or abstention as to a specific action is not available to a director who votes in favor of the action taken.

      Section 3.12 Action Without a Meeting. Unless the articles of incorporation, these bylaws or the Act provide otherwise, any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors consent in writing to the action as permitted by Section 821 of the Act. Action is considered to have been taken by such written consents when the last director signs a writing describing the action taken, unless prior to that time any director has revoked a consent by a writing signed by the director and received by an authorized officer of the corporation. An action so taken is effective at the time it is taken, unless the board of directors establishes a different effective date. An action taken by written consent of the directors as described in this section has the same effect as action taken at a meeting of directors and may be described as such in any document.

      Section  3.13  Altering  Quorum or Voting  Requirements.  As  provided  in
Section 1022 of the Act, a bylaw that fixes a greater quorum or voting requirement for the board of directors than is required by the Act may be amended or repealed:

                  (i) if originally adopted by the shareholders, only by the shareholders, unless the bylaw specifically provided that it could be amended by a vote of either the shareholders or the board of directors; or

                  (ii) if originally adopted by the board of directors, by the shareholders or, unless otherwise provided in the articles of incorporation or bylaws, by the board of directors.

      Action by the board of directors to amend or repeal a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

      Section 3.14 Compensation. Unless otherwise provided in the articles of incorporation or these bylaws, the board of directors may fix the compensation of directors, as permitted by Section 811 of the Act. Pursuant to this authority, the directors may, by resolution, provide for directors to be paid their expenses, if any, of attendance at each meeting of the board of directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any capacity and receiving compensation therefor.

      Section 3.15 Committees.

            (a) Creation of Committees. Unless the articles of incorporation or these bylaws provide otherwise, a board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have two or more members, who serve at the pleasure of the board of directors (Section 825 of the Act).

            (b) Selection of Committee Members. The creation of a committee and appointment of members to it must be approved by the greater of:

                  (i) a majority of all the directors in office when the action is taken; or

                  (ii) the number of directors required by the articles of incorporation or bylaws to take action under Section 824 of the Act and Section
3.11 of these bylaws.

            (c) Required Procedures. Sections 820 and 824 of the Act, and Sections 3.06 through 3.11 of these bylaws, which govern meetings, action without meeting, notice, waiver of notice, and quorum and voting requirements of the board of directors, apply to committees and their members as well.

      t 12 (d) Authority. Unless limited by the articles of incorporation or these bylaws, each committee may exercise those aspects of the authority of the board of directors (as set forth in Section 801 of the Act and Section 3.01 of these bylaws) which the board of directors confers upon such committee in the resolution creating the committee.

            (e) Impact on Duty of Directors. The creation of, delegation of authority to, or action by a committee does not alone constitute compliance by a director with the standards of conduct described in Section 840 of the Act and referenced in Section 3.16 of these bylaws.

      Section 3.16 Standards of Conduct. Each director is to discharge such director's duties as a director, including duties as a member of a committee, in compliance with the standards of conduct set forth in Section 840 of the Act and described in Article V of these bylaws.

      Section 3.17 Limitation of Liability. If not already so provided in the articles of incorporation of this corporation, the corporation, as provided in
Section 841 of the Act, may eliminate or limit the liability of directors to the corporation or to its shareholders for monetary damages for any action taken or any failure to take action as a director, by an amendment to its articles of incorporation, or by the adoption of a bylaw or resolution approved by the same percentage of shareholders as would be required to approve an amendment to the articles of incorporation to include such provision. No such provision may eliminate or limit the liability of a director for:

                  (i) the amount of a financial benefit received by a director to which the director is not entitled;

                  (ii) an intentional infliction of harm on the corporation or the shareholders;

                  (iii) an unlawful distribution in violation of the standards set forth in Section 824 of the Act as referenced in Section 3.18 of these bylaws;

                  (iv) an intentional violation of criminal law; or

                  (v) liability for any act or omission occurring prior to the date such a provision becomes effective.

      Section 3.18 Liability for Unlawful Distributions. A director who votes for or assents to a distribution made in violation of the requirements of
Section 640 of the Act or the articles of incorporation, and who does not discharge such duties in compliance with the standards of conduct set forth in
Section 840 of the Act and referenced in Sections 3.16 and 5.01 of these bylaws, is personally liable to the corporation for the amount by which the distribution exceeds the amount that could have been properly distributed, as provided in
Section 842 of the Act.

      Section 3.19 Conflicting Interest Transactions. Transactions in which a director has a conflicting interest will be handled in accordance with Sections 850 to 853 of the Act. In accordance with such sections, each "director's conflicting interest transaction" as defined therein, which has not otherwise been established to be fair to the corporation, is to be presented to the shareholders for approval in accordance with Section 853 of the Act, or approved by the directors in compliance with the requirements of Section 822 of the Act.

      Directors may take action with respect to a director's conflicting interest transaction by the affirmative vote of a majority of those "qualified directors" (defined in Section 850 of the Act as essentially those directors without conflicting interests with respect to the transaction) on the board of directors or on a duly empowered and constituted committee of the board who voted on the transaction after receipt of the "required disclosure" (as defined in Sections 850 and 852(2) of the Act). For purposes of such action, a majority of the qualified directors on the board or on the committee, as the case may be, constitutes a quorum. Such action is not affected by the presence or vote of a director who is not a qualified director.

ARTICLE IV

OFFICERS

      Section 4.01 Number and Qualifications. The officers of the corporation shall be a president, a secretary, a treasurer, each of whom shall be appointed by the board of directors. The corporation may also have such other officers and assistant officers as the board of directors in its discretion may determine, by resolution, to be appropriate, including a chairman of the board, one or more vice-presidents, a controller, assistant secretaries and assistant treasurers. All such officers shall be appointed by the board of directors, except that if specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers (see Section 830 of the Act). The same individual may simultaneously hold more than one office in the corporation.

      Section 4.02 Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors (or, to the extent permitted by Section 4.01 above, by an officer specifically authorized by the board to make such appointments), for such terms as may be determined by the board of directors. Neither the appointment of an officer nor the designation of a specified term creates or grants to the officer any contract rights, and the board can remove the officer at any time prior to the termination of any term for which the officer may have been appointed. If no other term is specified, officers shall hold office until they resign, die, or until they are removed or replaced in the manner provided in Section 4.03 below, or Section 832 of the Act.

      Section 4.03 Removal and Resignation of Officers. Any officer or agent of the corporation may be removed or replaced by the board of directors at any time with or without cause, as permitted by Section 832 of the Act. The election of a replacement officer shall constitute the removal of the person previously holding such office. An officer may resign at any time by giving written notice of the resignation to the corporation. Resignations shall become effective as provided in Section 832 of the Act. An officer's resignation or removal does not affect the contract rights of the parties, if any (See Section 833 of the Act).

      Section 4.04 Authority and Duties. The officers of the corporation shall have the authority and perform the duties specified below and as may be additionally specified by the president, the board of directors or these bylaws (and in all cases where the duties of any officer are not prescribed by the bylaws or by the board of directors, such officer shall follow the orders and instructions of the president), except that in any event each officer shall exercise such powers and perform such duties as may be required by law:

            (a) President. The president shall, subject to the direction and supervision of the board of directors, (i) be the chief executive officer of the corporation and have general and active control of its affairs and business and general supervision of its officers, agents and employees; (ii) unless there is a chairman of the board, preside at all meetings of the shareholders and the board of directors; (iii) see that all orders and resolutions of the board of directors are carried into effect; and (iv) perform all other duties incident to the office of president and as from time to time may be assigned to the president by the board of directors. The director may sign, with the secretary or any other proper officer of the corporation authorized to take such action, certificates for shares of the corporation. The president may also sign, subject to such restrictions and limitations as may be imposed from time to time by the board of directors, deeds, mortgages, bonds, contracts or other instruments which have been duly approved for execution.

            (b) Vice-Presidents. The vice-president, if any (or if there is more than one then each vice-president), shall assist the president and shall perform such duties as may be assigned by the president or by the board of directors. The vice-president, if there is one (or if there is more than one then the vice-president designated by the board of directors, or if there be no such designation then the vice-presidents in order of their election), shall, at the request of the president, or in the event of the president's absence or inability or refusal to act, perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president. Any vice-president may sign, with the secretary or an assistant secretary, certificates for shares of the corporation the issuance of which have been authorized by resolution of the board of directors. Vice-presidents shall perform such other duties as from time to time may be assigned to them by the president or by the board of directors. Assistant vice-presidents, if any, shall have such powers and perform such duties as may be assigned to them by the president or by the board of directors.

            (c) Secretary. The secretary shall: (i) have responsibility for the preparation and maintenance of minutes of the proceedings of the shareholders and of the board of directors; (ii) have responsibility for the preparation and maintenance of the other records and information required to be kept by the corporation under Section 1601 of the Act and Section 2.17 of these bylaws;
(iii) see that all notices are duly given in accordance with the provisions of these bylaws or as required by the Act or other applicable law; (iv) be custodian of the corporate records and of any seal of the corporation; (v) when requested or required, authenticate any records of the corporation; (vi) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (vii) sign with the president, or a vice-president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (viii) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent; and (ix) in general perform all duties incident to the office of secretary, including those identified in the Act, and such other duties as from time to time may be assigned to the secretary by the president or the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary.

            (d) Treasurer. The treasurer shall: (i) be the principal financial officer of the corporation and have responsibility for the care and custody of all its funds, securities, evidences of indebtedness and other personal property and deposit and handle the same in accordance with instructions of the board of directors; (ii) receive and give receipts and acquittances for moneys paid in on account of the corporation, and pay out of funds on hand all bills, payrolls and other just debts of the corporation of whatever nature upon maturity; (iii) unless there is a controller, be the principal accounting officer of the corporation and as such prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate system of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations; (iv) upon request of the board, make such reports to it as may be required at any time; and (v) perform all other duties incident to the office of treasurer and such other duties as from time to time may be assigned by the board of directors or the president. Assistant treasurers, if any, shall have the same powers and duties, subject to supervision by the treasurer.

      Section 4.05 Surety Bonds. The board of directors may require any officer or agent of the corporation to provide to the corporation a bond, in such sums and with such sureties as may be satisfactory to the board, conditioned upon the faithful performance of such individual's duties and for the restoration to the corporation of all books, papers, vouchers, money, securities and other property of whatever kind in such officer's possession or under such officer's control belonging to the corporation.

      Section 4.06 Compensation. Officers shall receive such compensation for their services as may be authorized or ratified by the board of directors and no officer shall be prevented from receiving compensation by reason of the fact that such officer is also a director of the corporation. Appointment as an officer shall not of itself create a contract or other right to compensation for services performed as such officer.

                                    ARTICLE V

                 STANDARDS OF CONDUCT FOR OFFICERS AND DIRECTORS

      Section 5.01 Standards of Conduct. As provided in Section 840 of the Act, each director is required to discharge his or her duties as a director, including duties as a member of a committee, and each officer with discretionary authority is required to discharge his or her duties under that authority, in a manner consistent with the following standards of conduct:

                  (i) in good faith;

                  (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and

                  (iii) in a manner the director or officer reasonably believes is in the best interests of the corporation.

      Section 5.02 Reliance on Information and Reports. In discharging his or her duties, a director or officer is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by:

                  (i) one or more officers or employees of the corporation whom the director or officer reasonably believes to be reliable and competent in the matters presented;

                  (ii) legal counsel, public accountants, or other persons as to matters the director or officer reasonably believes are within the person's professional or expert competence; or

                  (iii) in the case of a director, a committee of the board of directors of which such director is not a member, if the director reasonably believes the committee merits confidence.

      A director or officer is not acting in good faith in relying on any such information, opinions, reports or statements if such director or officer has knowledge concerning the matter in question that makes reliance otherwise permitted as set forth above unwarranted.

      Section 5.03 Limitation on Liability. A director or officer is not liable to the corporation, its shareholders, or any conservator or receiver, or any assignee or successor-in-interest thereof, for any action taken, or any failure to take any action as an officer or director, as the case may be, unless (i) the director or officer has breached or failed to perform the duties of the office in compliance with the provisions of this Article 5, and Section 840 of the Act, and (ii) the performance constitutes gross negligence, willful misconduct, or intentional infliction of harm on the corporation or the shareholders.

                                   ARTICLE VI

                                 INDEMNIFICATION

      Section 6.01 Indemnification of Directors.

            (a) Permitted Indemnification. Pursuant to Section 902 of the Act, unless otherwise provided in the articles of incorporation as permitted by
Section 909 of the Act, the corporation may indemnify any individual made a party to a proceeding because such individual is or was a director of the corporation, against liability incurred in the proceeding if the corporation has authorized the payment in accordance with Section 906 of the Act and a determination has been made in accordance with the procedures set forth in
Section 906(2) of the Act that the director has met the applicable standards of conduct as set forth below and in Section 902 of the Act:

                  (i) the individual's conduct was in good faith; and

                  (ii) the individual reasonably believed that his or her conduct was in, or not opposed to, the corporation's best interests; and

                  (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe his or her conduct was unlawful.

            (b) Limitation on Permitted Indemnification. As provided in Section 902(4) of the Act, the corporation shall not indemnify a director under Section 6.01(a) above:

                  (i) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (ii) in connection with any other proceeding charging that the director derived an improper personal benefit, whether or not involving action in the director's official capacity, in which proceeding the director was adjudged liable on the basis that the director derived an improper personal benefit.

            (c) Indemnification in Derivative Actions Limited. Indemnification permitted under Section 6.01(a) and Section 902 of the Act in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

            (d) Mandatory Indemnification. As set forth in Section 903 of the Act, unless limited by its articles of incorporation, the corporation shall indemnify a director who was successful, on the merits or otherwise, in the defense of any proceeding, or in the defense of any claim, issue, or matter in the proceeding, to which the director was a party because the director is or was a director of the corporation, against reasonable expenses incurred by the director in connection with the proceeding or claim with respect to which the director has been successful.

      Section 6.02 Advance Expenses for Directors.

            (a) Requirements for  Reimbursements.  Pursuant to the provisions of
Section 904 of the Act, if a determination is made,  following the procedures of
Section 906(b) of the Act, that a director has met the following requirements; and if an authorization of payment is made, following the procedures and standards set forth in Section 906 of the Act, then unless otherwise provided in the articles of incorporation, the corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

                  (i) the director furnishes the corporation a written affirmation of the director's good faith belief that the director has met the applicable standard of conduct described in Section 5.01 of these bylaws and
Section 902 of the Act;

                  (ii) the director furnishes to the corporation a written undertaking, executed personally or on such director's behalf, to repay the advance if it is ultimately determined that the director did not meet the standard of conduct; and

                  (iii) a determination is made that the facts then known to those making the determination would not preclude indemnification under Sections 901 through 909 of the Act.

            (b) Authorization for Reimbursement. The corporation is to authorize the advancement of expenses to directors, and to advance such expenses, once the written affirmation and undertaking required by Subsections 904(1)(a) and (b) of the Act (as referenced in Subsections 6.02(a)(i) and (ii) of these bylaws) are received and the determination required by Subsection 904(1)(c) of the Act (as referenced in Subsection 6.02(a)(iii) of these bylaws) has been made. The corporation is to consider and act as expeditiously as possible upon any and all requests for advancements of expenses, promptly make the requisite determination in each instance as to eligibility for advancement of expenses and, in the event of a determination that the advancement of expenses is permissible, promptly authorize such advancement.

      Section 6.03 Indemnification of Officers, Employees, Fiduciaries, and Agents. Unless otherwise provided in the articles of incorporation, and pursuant to Section 907 of the Act:

                  (i) an officer of the corporation is entitled to mandatory indemnification under Section 903 of the Act, and is entitled to apply for court-ordered indemnification under Section 905 of the Act, in each case to the same extent as a director;

                  (ii) the corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as to a director; and

                  (iii) the corporation may also indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its articles of incorporation, these bylaws, action of the board of directors, or contract.

      Section 6.04 Insurance. As provided in Section 908 of the Act, the corporation may purchase and maintain liability insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation, or who, while serving as a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of another foreign or domestic corporation or other person, or of an employee benefit plan, against liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have power to indemnify such person against the same liability under Article VI of these bylaws or Sections 902, 903 or 907 of the Act. Insurance may be procured from any insurance company designated by the board of directors, whether the insurance company is formed under the laws of this state or any other jurisdiction, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

         Section 6.05 Scope of Indemnification. The indemnification and advancement of expenses authorized by this Article VI is intended to permit the corporation to indemnify to the fullest extent permitted by the laws of the State of Utah any and all persons whom it shall have power to indemnify under such laws from and against any and all of the expenses, disabilities, or other matters referred to in or covered by such laws. Any indemnification or advancement of expenses hereunder, unless otherwise provided when the indemnification or advancement of expenses is authorized or ratified, is intended to be applicable to acts or omissions that occurred prior to the adoption of this Article, shall continue as to any party during the period such party serves in any one or more of the capacities covered by this Article, shall continue thereafter so long as the party may be subject to any possible proceeding by reason of the fact that such party served in any one or more of the capacities covered by this Article, and shall inure to the benefit of the estate and personal representatives of such person. Any repeal or modification of this Article or of any Section or provision hereof shall not affect any right or obligations then existing. All rights to indemnification under this Article shall be deemed to be provided by a contract between the corporation and each party covered hereby.

      Section 6.06 Other Rights and Remedies. The rights to indemnification and advancement of expenses provided in this Article VI shall be in addition to any other rights which a party may have or hereafter acquire under any applicable law, contract, order, or otherwise.

      Section 6.07 Severability. If any provision of this Article shall be held to be invalid, illegal or unenforceable for any reason, the remaining provisions of this Article shall not be affected or impaired thereby, but shall, to the fullest extent possible, be construed so as to give effect to the intent of this Article that each party covered hereby is entitled to the fullest protection permitted by law.

                                   ARTICLE VII

                                      STOCK

         Section 7.01 Issuance of Shares. Except to the extent any such powers may be reserved to the shareholders by the articles of incorporation, as provided in Section 621 of the Act the board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the corporation. The terms and conditions of any tangible or intangible property or benefit to be provided in the future to the corporation, including contracts or arrangements for services to be performed, are to be set forth in writing.

      Before the corporation issues shares, the board of directors must determine that the consideration received or to be received for the shares to be issued is adequate.

      The board of directors may authorize a committee of the board of directors, or an officer of the corporation, to authorize or approve the issuance or sale, or contract for sale of shares, within limits specifically prescribed by the board of directors.

      t 6 0 Section 7.02 Certificates for Shares; Shares Without Certificates.

            (a) Use of Certificates. As provided in Section 625 of the Act, shares of the corporation may, but need not be, represented by certificates. Unless the Act or another applicable statute expressly provides otherwise, the rights and obligations of shareholders are not affected by whether or not their shares are represented by certificates.

            (b) Content of Certificates. Certificates representing shares of the corporation must, at a minimum, state on their face:

                  (i) the name of the corporation, and that it is organized under the laws of Utah;

                  (ii) the name of the person to whom the certificate is issued; and

                  (iii) the number and class of shares and the designation of the series, if any, the certificate represents.

      If the corporation is authorized to issue different classes of shares or different series within a class, the designations, preferences, limitations, and relative rights applicable to each class, the variations in preferences, limitations, and relative rights determined for each series, and the authority of the board of directors to determine variations for any existing or future class or series, must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder such information on request in writing and without charge.

      Each share certificate must be signed (either manually or by facsimile) by the president or a vice-president and by the secretary or an assistant secretary, or by any two other officers as may be designated in these bylaws or by the board of directors. Each certificate for shares is to be consecutively numbered or otherwise identified.

            (c) Shares Without Certificates. As provided in Section 626 of the Act, unless the articles of incorporation or these bylaws provide otherwise, the board of directors may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Such an authorization will not affect shares already represented by certificates until they are surrendered to the corporation.

      Within a reasonable time after the issuance or transfer of shares without certificates, the corporation shall send the shareholder a written statement of the information required on certificates by Subsections 625(2) and (3) of the Act, as summarized in Section 7.02(b) above.

            (d) Shareholder List. The corporation shall maintain a record of the names and addresses of the persons to whom shares are issued, in a form meeting the requirements of Section 1601(3) of the Act.

            (e) Transferring Certificated Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

            (f) Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

      Section 7.03 Restrictions on Transfer of Shares Permitted. As contemplated by Section 627 of the Act, the articles of incorporation, these bylaws, an agreement among shareholders, or an agreement between one or more shareholders and the corporation may impose restrictions on the transfer or registration of transfer of shares of the corporation. A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of the restriction or otherwise consented to the restriction.

      A restriction on the transfer or registration of transfer of shares may be authorized for any of the purposes set forth in Section 627(3) of the Act. A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this section and its existence is noted conspicuously on the front or back of the certificate, or is contained in the information statement required by Section 7.02(c) of these bylaws with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

      Section 7.04 Acquisition of Shares by the Corporation. Subject to the limitations on distributions set forth in Section 640 of the Act and any other restrictions imposed by applicable law, the corporation may acquire its own shares, as authorized by Section 631 of the Act, and shares so acquired constitute authorized but unissued shares.

      If the articles of incorporation prohibit the reissuance of acquired shares, the number of authorized shares is reduced by the number of shares acquired by the corporation, effective upon amendment of the articles of incorporation, which amendment may be adopted by the board of directors without shareholder action, as provided in Sections 602 and 1002 of the Act. Articles of amendment affecting such an amendment must meet the requirements of Section 631(3) of the Act.

                                  ARTICLE VIII

                              AMENDMENTS TO BYLAWS

      Section 8.01 Authority to Amend. As provided in Section 1020 of the Act, the corporation's board of directors may amend these bylaws at any time, except to the extent that the articles of incorporation, these bylaws, or the Act reserve such power exclusively to the shareholders, in whole or part. The directors may not adopt, amend or repeal a bylaw that fixes a greater quorum or voting requirement for shareholders. Any such bylaw may be adopted, amended or repealed only by the shareholders as provided in Section 8.02 below.

      The corporation's shareholders may amend these bylaws at any time.

      Section 8.02 Bylaw Changing Quorum or Voting Requirement for Shareholders. If authorized by the articles of incorporation, the shareholders may adopt, amend, or repeal a bylaw that fixes a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is required by the Act. Such action is subject to the provisions of Part 7 of the Act and Section 2.08 of these bylaws.

      Section 8.03 Bylaw Changing Quorum or Voting Requirement for Directors.

            (a) Amendment. A bylaw that fixes a greater quorum or voting requirements for the board of directors than is required by the Act may be amended or repealed as permitted by Section 1022 of the Act and Section 3.13 of these bylaws:

                  (i) if originally adopted by the shareholders, only by the shareholders, unless otherwise permitted as contemplated by Subsection (b) below; or

                  (ii) if originally adopted by the board of directors, by the shareholders or unless otherwise provided in the articles of incorporation or these bylaws, by the board of directors.

            (b) Restriction on Amendment. A bylaw adopted or amended by the shareholders that fixes a greater quorum or voting requirement for the board of directors may provide that it may be amended or repealed only by a specified vote of either the shareholders or the board of directors.

            (c) Required Vote to Amend. Action by the board of directors under Subsection (a)(ii) above to amend or repeal a bylaw that changes the quorum or voting requirement for the board of directors must meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

                                   ARTICLE IX

                                  MISCELLANEOUS

      Section 9.01 Corporate Seal. The board of directors may provide for a corporate seal, to be in such a form as the directors may determine to be appropriate, and any officer of the corporation may, when and as required or as determined to be appropriate, affix or impress the seal, or a facsimile thereof, to or on any instrument or document of the corporation.

      Section 9.02 Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.


                                      (END)

                        CERTIFICATE OF ADOPTION OF BYLAWS

                                       OF

                                   UWINK, INC.

      The undersigned hereby certifies that (s)he is the duly appointed and acting Secretary of uWink, Inc. and that the foregoing bylaws, comprising 25 pages, were approved and adopted by a unanimous written consent of the board of directors of the corporation, effective as of December 4, 2003, and a record of such action is maintained in the minute book of the corporation.

         Executed this 5th day of December, 2003.



                                            --------------------------------
                                            Kathy Ordonez, Secretary